Exhibit 10.9

(ENGLISH TRANSLATION)

SHEN (South): 0110898

Contract Registration (Filing) No.:

Shenzhen Municipal Real Estate

Lease Contract

Shenzhen Municipal Real Estate Lease Management Office Draws Up

Real Estate Lease Contract Registration (Filing) Instructions

1.

Files required for the Real Estate Lease Contract Registration (Filing):

1.1.

Certificate of title for the real estate or any other effective certificates which could approve the property title (or right to use) (Please provide the original and the copy);

1.2.

Identification papers of both the lesser and the lessee or legal certificates of titleCinclude: 1.21. Company:

The establishment paper of the company or Business License (Please provide the original and the copy);

Legal representative Identification papers (Original);

Legal representative ID card (Please provide the original and the copy) and the original authorization letter (The authorization letter of person abroad involved should be notarized or certified according to the regulations.).

1.22. Individual

ID card of the lesser or legal certificates of title (Please provide the original and the copy);

If the real estate on lease is for residential usage and the lessee is a woman in nurturing age (from age 20 to age 49), the certificate of marriage and nurture for recurrent population qualified by the relative residential town (street) birth control committee should be provided.

1.3.

If the real estate is authorized to be managed by an agent, the authorization letter and the identification paper of the managing agent should be provided. If the real estate is owned by more than one person, a proof of agreeing for lease and authorization letter signed by all the owners should be provided.

1.4.

The Real Estate Lease Contract

2.

Illustrations for the Real Estate Lease Contract Registration:

According to the regulations of the clause 6 and clause 7.2 of Regulations of Shenzhen Special Economic Zone on Lease of Houses, if the house on lease could not be registered according to the regulations, the person involved should hold related files for the house on lease and the identification papers of the person involved to register filing to the competent authority of the district.

The Real Estate Lease Contract

The Lesser (Party A): Shenzhen Shunping Industrial Co., Ltd
Address: Floor 8, Labour Building, Nanshan District, Shenzhen
Post Code: 518050
Authorized Agent:
Address:
Post Code:

The Lessee (Party B): Shenzhen Skyrise Technology Co., Ltd.
Address: 4f, Bldg. 3, Maqueling, Middle Area Of High And New Tech. Industry Park, Nanshan, Shenzhen, Guangdong, China
Post Code: 518050
Business License No. or ID No.:
Authorized Agent:
Address: Post Code:

In accordance with the Contract Law of the People’s Republic of China, Law of the People’s Republic of China on Administration of the Urban Real Estate, Regulations of Shenzhen Special Economic Zone on Lease of Houses and the related rules for the implementation, Party A and Party B have reached an agreement through friendly consultation to conclude the following contract.

1.

Party A leases the real estate located in the 4th floor M-3, Maque Ling Industrial District Road, Nanshan District, Shenzhen ( hereafter to be referred as "the Real Estate on Lease" ) to Party B for use. The Real Estate on Lease has an building area of total 1890 square meters, and total 5 floors.

The Obligee of the Real Estate on Lease: Shenzhen Shunping Industrial Co., Ltd ;

The real estate title or the name and number of other valid certificates proving the title (the right to use): No. 1363. 1364 of ShenNanLawExecution.

2.

The rent per square meter per month for the Real Estate on Lease is RMB35.00 (Capitalization: THIRTY-FIVE CHINESE YUAN).

3.

Party B should pay the first month’s rent before the date June 30th 2008 , the amount is RMB66150.00 (Capitalization: SIXTY-SIX THOUSAND ONE HUNDRED AND FIFTY CHINESE YUAN).

4.

Party B should pay the rend:

☑ Before 30th  of every month.

 Before ____ of the ____ month of every quarter.

 Before ____ of the ____ month of every half year.

 Before ____ of the ____ month of every year.

And Party A should provide tax invoice to Party B upon receiving the rent from Party A. (Please choose one of the above options and tick off to the chosen one)

5.

Party B’s lease term for the real estate is from June 15th 2008 to June 14th 2011. The above lease term could not exceed the approved land usage term, the exceeding part is invalidate. And the damage caused should be settled according to pre-agreed clause if there was such clause. And if there was not such clause, Party A should afford the damage.

6.

The usage of the Real Estate on Lease: Factory building.

If Party B uses the Real Estate on Lease for other purpose, Party B should have Party A’s written permission and get approval from the competent real estate authority.

7.

Party A should provide the Real Estate on Lease for Party B to use before June 15th 2008, and handle all the related transfer procedures.

If Party A provides the Real Estate on Lease for Party B to use later than the above date, Party B could require postponing the contract term accordingly, both Parties should confirm by written signature and provide it to the contract registration authority for filing.

8.

When Party A provides the Real Estate on Lease for Party B to use, both Parties should confirm the status of the Real Estate on Lease and related auxiliary facilities and list the details in the appendix.

9.

Party A could collect lease deposit equals to one month’s rent which is RMB 66150.00 (Capitalization: SIXTY-SIX THOUSAND ONE HUNDRED AND FIFTY YUAN) when Party A provides the Real Estate on Lease for Party B to use.

Party A should provide receipt to Party B when Party A collects the lease deposit from Party B.

Party A should refund the lease deposit to Party B under below conditions:

1. The term of this contract has come to an end.

2. Party B has paid all the rent and fees during the lease term.

3.

 Only fulfill one of the above conditions.

☑ Should fulfill all the above conditions.

(Both Parties should select the same option of the above two, and tick off before the chosen one)

Party A needs not to refund the lease deposit to Party B if there occurs any of the below circumstances:

1.

2.

3.

10.

During the lease term, Party A is responsible for the land usage fee of the Real Estate on Lease, tax and management fee due to the real estate leasing, and / fee; Party B is responsible for on-time payment for water and electricity fee, cleaning fee, building managing fee and elevator maintenance fees etc which incurred by using the Real Estate on Lease.

11.

Party A should ensure that the Real Estate on Lease and related auxiliary facilities could realize the leasing purpose, and guarantee that its safety standard conforms to all the related laws, rules and regulations.

Party A has the right to require relative reimbursement from Party B, if due to Party A’s objective intention or fault, Party B get assault to personal safety or property damage during the lease term.

12.

Party B should properly use the Real Estate on Lease and related auxiliary facilities and should not conduct illegal activities by using the Real Estate on Lease; Party A should not interfere with Party B’s normal and proper usage of the Real Estate on Lease.

13.

During Party B’s process of using the Real Estate on Lease, the Real Estate on Lease and related auxiliary facilities got damage or breakdown which would hinder the safety and normal usage and which is not due to Party B’s fault, Party B should inform Party A in time and conduct effective measures to prevent the damage extends further; Party A should mend or authorize Party B for mending within / days after receiving Party B’s notice; Party B is not able to inform Party A or Party A does not take the mending responsibility within the above agreed time, Party B could mend it for Party A after report to the contract registration authority.

In urgent circumstances in which the Real Estate on Lease should be mended immediately, Party B should mend the real estate for Party A first and inform Party A the related status in time.

The mending fee incurred in the above two circumstances (including reasonable fees incurred while Party B does the mending for Party A and prevents the damage extends further) should be afforded by Party A. If Party B doesn’t take the responsibilities stipulated in the above two circumstances, doesn’t inform in time or take feasible effective measures which leads to bigger damage, the mending fee for extra damage should be afforded by Party B.

14.

Due to Party B’s improper usage or unreasonable usage, which leads to safety hazard, damage or breakdown of the Real Estate on Lease and related auxiliary facilities, Party B should inform Party A in time and be responsible for mending or reimbursement. Party B refuses to mend or to reimburse, Party A could mend for Party B after report to the contract registration authority, and the related mending fee should be afforded by Party B.

15.

During the term of this contract, Party A or Party B conduct reconstruction, extension or decoration to the Real Estate on Lease, both Parties should sign written agreement separately.

If the above circumstances should be approved by related authorities according to the relative regulations, both Parties could only take action after approval.

16.

During the lease term, Party B could lease the whole or part of the Real Estate on Lease to other people, and handle the registration procedures with the competent house leasing authorities. But the term for the sub-lease could not exceed the agreed term of this contract.

☑ Party B should not lease the whole or part of the Real Estate on Lease to other people. But during the lease term, with Party A’s written permission, Party B could hold the written permission for sub-lease to the competent house leasing authorities handling the registration procedures. But the term for the sub-lease could not exceed the agreed term of this contract.

 During the lease term, Party B should not lease the whole or part of the Real Estate on Lease to other people.

(Both Parties should select the same option of the above three, and tick off before the chosen one)

17.

During the term of this contract, if Party A needs to transfer part of or the whole title of the Real Estate on Lease, Party A should inform Party B by written notice one month in advance before the transfer. Party B has the buying priority with equivalent conditions.

18.

During the term of this contract, it is allowed to rescind or change this contract, if there occurs any of blow circumstances:

18.1.

Force majeure which leads to failure of execution of this contract;

18.2.

The government to commandeer, purchase, take back or remove the Real Estate on Lease;

18.3.

Both Parties reach an agreement after negotiations.

19.

If there occurs any of below circumstances, for the loss, Party A could:

 Ask for damage reimbursement from Party B;

 Refuse to refund the lease deposit;

☑ Require Party B to pay compensation for breach of contract RMB100,000.00 (Capitalization: ONE HUNDRED THOUSAND CHINESE YUAN)

(Both Parties could select the above options after negotiation, and tick off before the chosen options.)

19.1.

Party B delays payment of the rent for more than 30 days (one month);

19.2.

Party B’s delay in payment of the rent leads to Party A’s loss of various fees more than RMB10,000.00;

19.3.

Party B conducts illegal activities and does harm to the public interest or other citizen’s interest by using the Real Estate on Lease;

19.4.

Party B changes the structure or usage of the Real Estate on Lease without agreement of Party A;

19.5.

Party B disobeys the clause 14 of this contract, refuses to take the mending responsibilities or pay for the mending fee, and leads to serious damage to the real estate or facilities;

19.6.

Party B decorates the Real Estate on Lease without permission of Party A and related authorities;

19.7.

Party B sub-leases the Real Estate on Lease to third Party without permission of Party A.

Besides pursuing legal actions against Party B’s damage reimbursement responsibility or breach of contract, Party A could also rescind the contract according to the above circumstances or propose to Party B for revision of the contract clauses.

20.

If there occurs any of below circumstances, for the loss, Party B could:

 Ask for damage reimbursement from Party A;

 Refuse to refund the lease deposit;

☑ Require Party A to pay compensation for breach of contract RMB100,000.00 (Capitalization: ONE HUNDRED THOUSAND CHINESE YUAN)

(Both Parties could select the above options after negotiation, and tick off before the chosen options.)

20.1.

Party A delays to provide the Real Estate on Lease for Party B to use for more than 30 days (one month).

20.2.

Party A disobeys the first rule of clause 11 of this contract and leads to the failure of the realization of the leasing purpose of Party B.

20.3.

Party A disobeys the clause 13 of this contract, refuses to take the mending responsibilities or pay for the mending fees;

20.4.

Party A rebuilds, extends or decorates the Real Estate on Lease without permission of Party B and related authorities;

Besides pursuing legal actions against Party A’s damage reimbursement responsibility or breach of contract, Party B could also rescind the contract according to the above circumstances (Party B should inform Party A by written notice after receiving the reimbursement and return the Real Estate on Lease) or propose to Party A for revision of the contract clauses.

Party B needs not to pay rent to Party A during the period from the date Party A receives the notice until the date Party B receives the reimbursement.

21.

When this contract terminates, Party B should move out from the Real Estate on Lease, return it within 30 days, and ensure the Real Estate on Lease and the related auxiliary facilities intact (except the normal tear and wear), and meanwhile finish payment of all the fees should be afforded by Party B and handle the related transfer procedures.

If Party B refuses to move from the Real Estate on Lease or return it, Party A has the right to get back the Real Estate on Lease and collect double rent for the delayed part from Party B.

22.

If Party B intends to continue the lease contract after the agreed lease term comes to an end, Party B should proposes the request to Party A 2 months in advance; Party B has the leasing priority with equivalent conditions.

If both Parties reach an agreement on continued lease term, both Parties should sign a renewed contract and re-register with the contract registration authorities.

23.

The clauses agreed in this contract should be executed by both Parties consciously. If either Party breaches the contract, this Party should afford the relative responsibilities of breach of contract stipulated in this contract.

24.

Both Parties could agree on separately in the appendix the uncovered matters of this contract; The content of the appendix as part of this contract has the equivalent legal effect as this contract once both Parties sign on it.

If both Parties reach an altered agreement during the lease term of this contract, both Parties should re-register the change with the original contract registration authorities. The registered altered agreement has the equivalent legal effect as of this contract.

25.

Both Parties should try to solve the dispute by negotiation first. If negotiations do not work, the two Parties could seek mediation from the involved contract registration authorization; And if mediation fails, both Parties could:

 Apply arbitration from Shenzhen Arbitration Committee;

 Apply arbitration from China International Economic and Trade Arbitration Commission Shenzhen Branch;

 Conduct a suit to the People’s Court.

(Both Parties should choose the same option from the above method, and tick off ☑ before the chosen option.)

26.

This contract validates since the date of signatures.

Both Parties should register or file to the competent authorities within 10 days since the signature of this contract.

27.

The Chinese version of this contract is considered as original.

28.

The contract is in four copies of the same form, Party A holds one copy, Party B holds one copy, the contract registration authority holds one copy while the relative department holds one copy.

Party A: (Stamp)

Legal representative:
Tel No.:
Bank Account No.:
Authorized agent (Stamp): Yan Zhang	Date: 2008-06-03

Party B: (Stamp)

Legal representative: Mingchun Zhou
Tel No.:
Bank Account No.:
Authorized agent (Stamp):	Date:2008-06-03

Person responsible for registration or filing (Stamp):Meiyi Yang

Contract Registration (Filing) Authority (Stamp):Xiaohui Huang	Date:2008-06-03